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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-KA

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 8, 1996


          Toyota Motor Credit Receivables Corporation on behalf of the
                 Toyota Auto Receivables 1996-A Grantor Trust
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          California                   333-4336                 33-056836
 ----------------------------        ------------           ------------------
 (State of Incorporation)             (Commission             (I.R.S. Employer
                                      File Number)          Identification No.)



     19001 South Western Avenue
       Torrance, California                                    90509
    ----------------------------                          -----------------
        (Address of Principal                                 (Zip Code)
         Executive Offices)

 Registrant's telephone number, including area code (213) 351-6100

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



          -----------------------------------------------------------

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    Item 5.  Other Events.

    Attached as Exhibit 99.1 are certain materials (the "Term Sheet") furnished by the Registrant and Goldman, Sachs & Co. and Lehman Brothers Inc. (collectively, the "Underwriters"), relating to the Toyota Auto Receivables 1996-A Grantor Trust __% Asset Backed Certificates, Class A and __% Asset Backed Certificates Class B (the "Offered Certificates"). The Offered Certificates will be offered pursuant to a Prospectus Supplement to a Prospectus, each to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act") within 48 hours of the first use thereof (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus"). The Offered Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-4336) (the "Registration Statement").

    Any statements or information contained in the Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


    Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

    (a)     Not applicable.

    (b)     Not applicable.

    (c)     Exhibits:

                 99.1 Term Sheet relating to the Toyota Auto Receivables 1996-A Grantor Trust __% Asset Backed Certificates,Class A and __% Asset Backed Certificates Class B.*

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* Previously filed.



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                                 Exhibit Index



Exhibit                                                         Page
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
99.1     Term Sheet relating to the Toyota Auto Receivables
         1996-A Grantor Trust __% Asset Backed Certificates,
         Class A and __% Asset Backed Certificates Class B.*

________________
* Previously filed.


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         Pursuant to the requirements of Section 12 of the Securities and
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 11, 1996                           TOYOTA AUTO CREDIT
                                          RECEIVABLES CORPORATION


                                        By: /s/ PATRICK J. BREENE
                                            ------------------------------
                                            Name:   Patrick J. Breene
                                            Title:  Vice President






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